                                                                    EXHIBIT 10.1
                                                                    ------------

                                  GENSIA, INC.
                                  ------------

               AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
               -------------------------------------------------


          SECTION 1.  PURPOSE OF THE PLAN.
          ----------  --------------------

          The Plan was established effective as of July 1, 1992, subject to the approval of the Company's stockholders. The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan was restated and amended by the Board of Directors effective February 22, 1996. The Plan is intended to qualify under section 423 of the Internal Revenue Code of 1986, as amended.

          SECTION 2. ADMINISTRATION OF THE PLAN.
          ---------  ---------------------------

          (a)  The Committee.  The Plan shall be administered by the Committee.
               -------------
The interpretation and construction by the Committee of any provision of the Plan or of any right to purchase Stock granted under the Plan shall be conclusive and binding on all persons.

          (b)  Rules and Forms. The Committee may adopt such rules and forms
               ---------------
under the Plan as it considers appropriate.

          SECTION 3. ENROLLMENT AND PARTICIPATION.
          ---------- -----------------------------

          (a)  Participation Periods.  While the Plan is in effect, there shall
               ---------------------
be two Participation Periods in each calendar year, consisting of the six-month periods commencing on each January 1 and July 1.

          (b)  Enrollment.  Any individual who, on the date preceding the first
               ----------
day of a Participation Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Participation Period by executing the enrollment form prescribed for this purpose by the Committee. The enrollment form shall be filed with the Company not later than the last working day prior to the commencement of such Participation Period.

          (c)  Duration of Participation.  Once enrolled, a Participant shall
               -------------------------
continue to participate in the Plan for each succeeding Participation Period until he or she discontinues contributions, withdraws from the Plan or ceases to be an Eligible Employee. A Participant who discontinues contributions under
Section 4(d) or withdraws from the Plan under Section 5(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (b) above.

          SECTION 4.  EMPLOYEE CONTRIBUTIONS.
          ---------   ----------------------

          (a)  Frequency of Payroll Deductions.  A Participant may purchase
               -------------------------------
shares of Stock under the Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Subsection (b) below, shall commence with the first payday in the Participation Period and shall continue on each subsequent payday during participation in the Plan.

          (b)  Amount of Payroll Deductions.  An Eligible Employee shall
               ----------------------------
designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 12%.

          (c)  Changing Withholding Rate.  If a Participant wishes to change the
               -------------------------
rate of payroll withholding, he or she may do so by filing a new enrollment form with the Company not later than the last working day prior to the commencement of the Participation Period for which such change is to be effective.

          (d)  Discontinuing Payroll Deductions.  If a Participant wishes to
               --------------------------------
discontinue employee contributions entirely, he or she may do so by filing a new enrollment form at any time. Payroll withholding shall cease as soon as reasonably practicable after such form has been received by the Company.

          SECTION 5. WITHDRAWAL FROM THE PLAN.
          ---------- -------------------------

          (a)  Withdrawal.  A Participant may elect to withdraw from the Plan by
               ----------
filing the prescribed form with the Company at any time before the last day of a Participation Period. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant's Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

          (b)  Re-Enrollment After Withdrawal.  A former Participant who has
               ------------------------------
withdrawn from the Plan shall not be a Participant until he or she re-enrolls for a subsequent Participation Period under Section 3(b).

          SECTION 6. TERMINATION OF EMPLOYMENT AND DEATH.
          ---------- ------------------------------------

          (a)  Termination of Employment.  Termination of employment as an
               -------------------------
Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 5(a). (A transfer from one Participating Company to another shall not be treated as a termination of employment.)

          (b)  Death.  In the event of the Participant's death, the amount
               -----
credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant's estate.

          SECTION 7.  PLAN ACCOUNTS AND PURCHASE OF SHARES.
          ----------  -------------------------------------

          (a)  Plan Accounts.  The Company shall maintain a Plan Account on its
               -------------
books in the name of each Participant. As of each payday in a Participation Period, the amount deducted from the Participant's Compensation shall be credited to the Participant's Plan Account. No interest shall be credited to Plan Accounts.

          (b)  Purchase Price.  The Purchase Price for each share of Stock shall
               --------------
be the lower of (i) 85% of the Fair Market Value of such share on the last trading day before the Participation Period commences or (ii) 85% of the Fair Market Value of such share on the last trading day in the Participation Period.

          (c)  Number of Shares Purchased.  As of the last day of each
               --------------------------
Participation Period, each Participant shall be deemed to have elected to purchase the number of whole shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 5(a). The amount then in the Participant's Plan Account shall be divided by the Purchase Price, and the number of whole shares that results shall be purchased from the Company with the funds in the Participant's Plan Account. The foregoing notwithstanding, no Participant shall purchase more than a maximum of 1,000 shares of Stock with respect to any Participation Period nor shares of Stock in excess of the amounts set forth in Sections 8 and 12(a).

          (d)  Available Shares Insufficient.  In the event that the aggregate
               -----------------------------
number of shares that all Participants elect to purchase during a Participation Period exceeds the maximum number of shares remaining available for issuance under Section 12(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

          (e)  Issuance of Stock.  Certificates representing the number of
               -----------------
shares of Stock purchased shall be issued as soon as reasonably practicable after the close of the Participation Period. Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

          (f)  Unused Cash Balances.  Any amount remaining in the Participant's
               --------------------
Plan Account that represents the Purchase Price for a fractional share shall be carried over in the Participant's Plan Account to the next Participation Period. Any amount remaining in the Participant's Plan Account that represents the Purchase Price for whole shares which could not be purchased under Subsection
(c) above or Section 12(a) shall be refunded to the Participant in cash, without interest.

          SECTION 8. LIMITATIONS ON STOCK OWNERSHIP.
          ---------- -------------------------------

          Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if:

          (a) Such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company; or

          (b) Under the terms of the Plan, such Participant's rights to purchase stock under this and all other qualified employee stock purchase plans of the Company or any parent or Subsidiary of the Company would accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined at the time when such right is granted) for each calendar year for which such right or option is outstanding at any time.

Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Internal Revenue Code of 1986, as amended. For purposes of this Section 8, each Participant shall be considered to own any stock that he or she has a right or option to purchase under this or any other plan, and each Participant shall be considered to have the right to purchase 1,000 shares of Stock under this Plan with respect to each Participation Period.

          SECTION 9.  RIGHTS NOT TRANSFERABLE.
          ---------   -----------------------

          The rights of any Participant under the Plan, or any Participant's interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by will or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by will or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under
Section 5(a).

          SECTION 10.  NO RIGHTS AS AN EMPLOYEE.
          ----------   ------------------------

          Nothing in the Plan shall be construed to give any person the right to remain in the employ of a Participating Company. Each Participating Company reserves the right to terminate the employment of any person at any time, with or without cause.

          SECTION 11.  NO RIGHTS AS A STOCKHOLDER.
          ----------   --------------------------

          A Participant shall have no rights as a stockholder with respect to any shares that he or she has purchased, or may have a right to purchase, under the Plan until the date of issuance of a stock certificate for such shares.

          SECTION 12.  STOCK OFFERED UNDER THE PLAN.
          ----------   ----------------------------

          (a)  Authorized Shares.  The aggregate number of shares of Stock
               -----------------
available for purchase under the Plan shall be 400,000, subject to adjustment pursuant to this Section 12.

          (b)  Anti-Dilution Adjustments.  The aggregate number of shares of
               -------------------------
Stock offered under the Plan, the 1,000-share limitation described in Section 7(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares, the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company or the distribution of the shares of a Subsidiary to the Company's stockholders.

          (c)  Reorganizations.  In the event of a dissolution or liquidation of
               ---------------
the Company, or a merger or consolidation to which the Company is a constituent corporation, the Plan shall terminate unless the plan of merger, consolidation or reorganization provides otherwise, and all amounts that have been withheld but not yet applied to purchase Stock hereunder shall be refunded, without interest. The Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

          SECTION 13.  AMENDMENT OR DISCONTINUANCE.
          ----------   ---------------------------

          The Board of Directors shall have the right to amend, suspend or terminate the Plan at any time and without notice; provided that no Participant's existing rights are adversely affected thereby and that, except as provided in Section 12, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company.

          SECTION 14.  DEFINITIONS.
          ----------   -----------

          (a)  "Board of Directors" means the Board of Directors of the Company,
                ------------------
as constituted from time to time.

          (b)  "Committee" means the Stock Option Committee of the Board of
                ---------
Directors.

          (c)  "Company" means Gensia, Inc., a Delaware corporation.
                -------

          (d)  "Compensation" means the base compensation paid in cash to a
                ------------
Participant by a Participating Company, including salaries and wages, but excluding bonuses, incentive compensation, commissions, overtime pay, moving or relocation allowances, car allowances, imputed income attributable to cars, taxable fringe benefits and similar items, all as determined by the Committee.

          (e)  "Eligible Employee" means any employee of a Participating Company
                -----------------
(i) whose customary employment is for more than five months per calendar year and for more than 20 hours per week and (ii) who has been an employee of a Participating Company for not less than three consecutive months.

          (f)  "Fair Market Value" shall mean the market price of Stock,
                -----------------
determined by the Committee as follows:

          (i) If the Stock was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date;

          (ii) If the Stock was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value shall be equal to the closing price quoted by the NASDAQ system for such date;

          (iii) If the Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street
                                                          ---------------
Journal.  Such determination shall be conclusive and binding on all persons.
- -------

          (g)  "Participant" means an Eligible Employee who elects to
                -----------
participate in the Plan, as provided in Section 3(b).

          (h)  "Participating Company" means the Company and each present or
                ---------------------
future Subsidiary, except Subsidiaries excluded by the Committee.

          (i)  "Participation Period" means a period during which contributions
                --------------------
may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 3(a).

          (j)  "Plan" means this Gensia, Inc. Employee Stock Purchase Plan, as
                ----
amended from time to time.

          (k)  "Plan Account" means the account established for each Participant
                ------------
pursuant to Section 6(a).

          (l)  "Purchase Price" means the price at which Participants may
                --------------
purchase Stock under the Plan, as determined pursuant to Section 7(b).

          (m)  "Stock" means the Common Stock of the Company.
                -----

          (n)  "Subsidiary" means a corporation, 50% or more of the total
                ----------
combined voting power of all classes of stock of which is owned by the Company or by another Subsidiary.

          SECTION 15.  EXECUTION.
          ----------   ---------

          To record the amendment and restatement of the Plan by the Board of Directors on February 22, 1996, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.


                                    GENSIA, INC.



                                    By  /s/ David F. Hale
                                       ----------------------------
                                       Chairman, President
                                       and Chief Executive Officer